                             SECOND AMENDMENT


     SECOND AMENDMENT (the "Amendment"), dated as of August 4, 1997, among MAPLE LEAF AEROSPACE, INC. ("Parent"), AEROSPACE ACQUISITION CORP. ("Holdings"), TRI-STAR AEROSPACE, INC. (f/k/a AEROSPACE MERGER SUB I, INC.) ("Tri-Star Holdings"), TRI-STAR AEROSPACE CO. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and Bankers Trust Company, as Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :


     WHEREAS, Parent, Holdings, Tri-Star Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of September 19, 1996, (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend that certain provision of the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 9.02(d) of the Credit Agreement is hereby amended by inserting immediately following the reference to "(x)" contained therein, the following new language: "except in the case of a sale of Obsolete Inventory to Specaero, Inc. in exchange for an interest bearing promissory note equal to not less than 5% of the original book value of such Obsolete inventory and a cash commission on the sale of such Obsolete Inventory equal to not less than 50% of Specaero, Inc.'s sale proceeds from such Obsolete Inventory,".

     2. Section 11 of the Credit Agreement is hereby amended by inserting the following new definition in proper alphabetical order:

     "Obsolete Inventory" shall mean inventory of Tri-Star Holdings and its Subsidiaries which (i) has been reserved against on the consolidated balance sheet of Parent and its Subsidiaries and (ii) in the reasonable judgment of management, is no longer saleable in the ordinary course of business or is uneconomic for sale in the ordinary course of business, PROVIDED that Obsolete inventory shall not include part numbers which have been sold in the ordinary course of business during the two years prior to its sale to Specaero, Inc. and at no time shall more than 5% of parts designated as Obsolete inventory consist of parts purchased by Tri-Star Holdings or any of its Subsidiaries after January 1, 1994.

     3. In order to induce the Banks to enter into this Amendment, each of Parent, Holdings, Tri-Star Holdings and the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in
Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date (as defined herein) in each case both before and after giving effect to this Amendment.

     4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, Parent, the Borrower and the Agent.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     7. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Parent, Holdings, Tri-Star Holdings, the Borrower, and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office.

     8. From and after the Second Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.


                                  * * * *

     IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                                       MAPLE LEAF AEROSPACE, INC.



                                       By: /s/ Bruce McInnis
                                          -----------------------------------
                                          Title:  EVP & CFO



                                       AEROSPACE ACQUISITION CORP.



                                       By: /s/ Bruce McInnis
                                          -----------------------------------
                                          Title:  EVP & CFO



                                       TRI-STAR AEROSPACE INC.



                                       By: /s/ Bruce McInnis
                                          -----------------------------------
                                          Title:  EVP & CFO



                                       TRI-STAR AEROSPACE CO.



                                       By: /s/ Bruce McInnis
                                          -----------------------------------
                                          Title:  EVP & CFO

                                       BANKERS TRUST COMPANY



                                       By: /s/ (Illegible)
                                          -----------------------------------
                                          Title: VP

                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.




                                       By: /s/ GILLES MARCHAND
                                          -----------------------------------
                                          Title: GILLES MARCHAND, CFA
                                                 AUTHORIZED SIGNATORY


                                       MERRILL LYNCH PRIME RATE PORTFOLIO



                                       By: /s/ GILLES MARCHAND
                                          -----------------------------------
                                          Title: GILLES MARCHAND, CFA
                                                 AUTHORIZED SIGNATORY

                                       KEYBANK N.A.



                                       By: /s/ SHARON F. WEINSTEIN
                                          -----------------------------------
                                          Title: SHARON F. WEINSTEIN
                                                 VICE PRESIDENT

                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research,
                                           as Investment Advisor



                                       By: /s/ SCOTT H. PAGE
                                          -----------------------------------
                                          Title: Scott H. Page
                                                 Vice President

                                       LASALLE NATIONAL BANK



                                       By: /s/ (Illegible)
                                          -----------------------------------
                                          Title: First Vice President

                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST



                                      By: /s/ JEFFREY W. MAILLET
                                         ---------------------------------------
                                         Title: JEFFREY W. MAILLET
                                                Senior Vice President & Director

                                       PILGRIM AMERICA PRIME RATE TRUST



                                       By: /s/ THOMAS C. HUNT
                                          -----------------------------------
                                          Title: THOMAS C. HUNT
                                                 ASSISTANT PORTFOLIO MANAGER